Page 5                                                               EXHIBIT 24

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed hereto has made, constituted and appointed, and does hereby make, constitute and appoint, J. ROBERT HORST, EARL R. FRANKLIN, MARK HENNESSEY, DAVID M. O'LOUGHLIN OR JANE W. GRISWOLD his or her true and lawful attorney, for him or her and in his or her name, place and stead to affix, as attorney-in-fact, his or her signature as director or officer or both, as the case may be, of Eaton Corporation, an Ohio corporation (the "Corporation"), to any and all registration statements and any amendments thereto filed with the Securities and Exchange Commission for the purpose of registering the Corporation's Common Shares and/or participation interests issuable or issued in connection with the following employee benefit plans:

                  Aeroquip-Vickers Savings and Profit Sharing Plan Incentive Compensation Deferral Plan

giving and granting unto each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

         This Power of Attorney shall not apply to any registration statement or amendment filed after December 31, 2001.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Pittsburgh, Pennsylvania, this 28th day of February, 2001.



 /s/ Alexander M. Cutler                  /s/ Adrian T. Dillon
-------------------------------------    ---------------------
Alexander M. Cutler, Chairman and        Adrian T. Dillon, Executive Vice
Chief Executive Officer;                 President--Chief Financial and Planning
Principal Executive Officer; Director    Officer; Principal Financial Officer


 /s/ Billie K. Rawot                      /s/ Michael J. Critelli
-------------------------------------    ------------------------
Billie K. Rawot, Vice                    Michael J. Critelli, Director
President and Controller;
Principal Accounting Officer


 /s/ Ernie Green                          /s/ Ned C. Lautenbach
-------------------------------------    ----------------------
Ernie Green, Director                    Ned C. Lautenbach


 /s/ Deborah L. McCoy                     /s/ John R. Miller
------------------------------------     -------------------
Deborah L. McCoy, Director               John R. Miller, Director


                                          /s/ Victor A. Pelson
                                         ---------------------
                                         Victor A. Pelson, Director


 /s/ A. William Reynolds                  /s/ Gary L. Tooker
------------------------------------     -------------------
A. William Reynolds, Director            Gary L. Tooker, Director